                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2004
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                             THE QUIGLEY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            NEVADA                 01-21617                        23-2577138
(State or Other Jurisdiction      (Commission                   (IRS Employer
of Incorporation)                 File Number)               Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report.)

                                     (more)

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
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          On April 29, 2004, The Quigley  Corporation  announced its results for the quarter ended March 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

Exhibits

99.1  First Quarter Preliminary Unaudited Earnings Release.

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                                    SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2004                    THE QUIGLEY CORPORATION

                                          By: /s/ George J. Longo
                                             -----------------------------------
                                             Name: George J. Longo
                                             Title: Vice President and
                                             Chief Financial Officer

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